KUTAK ROCK
                                   SUITE 2100
                           225 PEACHTREE STREET, N.E.
                           ATLANTA, GEORGIA 30303-1731
                                  404-222-4600
                             FACSIMILE 404-222-4654
                            http://www.kutakrock.com

                                  April 2, 1999



First Investors Management
  Company, Inc.
95 Wall Street
New York, New York 10005-4297

      Re:   First Investors Multi-State Insured Tax Free Fund

Gentlemen:

      We hereby consent to the use of our name and the reference to our firm in Post-Effective Amendment No. 24 to the Registration Statement on Form N-1A of First Investors Multi-State Insured Tax Free Fund and the related Prospectus and Statement of Additional Information.


                                          Very truly yours,

                                          /s/ Kutak Rock

                                          Michael K. Wolensky
                                          on behalf of KUTAK ROCK